Exhibit 99.1

FOR IMMEDIATE RELEASE

Press Release AIG 180 Maiden Lane New York, NY 10038 www.aig.com	Contacts: Jon Diat (Media): 917-239-9241; jon.diat@aig.com Jim Ankner (Media): 917-882-7677; james.ankner@aig.com Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com

AIG COMMENCES TENDER OFFERS FOR UP TO $1.25 BILLION PURCHASE PRICE OF CERTAIN DEBT SECURITIES

NEW YORK, February 19, 2013 – American International Group, Inc. (NYSE: AIG) today commenced cash tender offers for the maximum principal or liquidation amount of (i) certain of AIG’s junior subordinated debentures denominated in sterling and euros (the “Sterling and Euro Debentures”) tendered up to an aggregate purchase price of $325 million, (ii) certain of AIG’s junior subordinated debentures denominated in U.S. dollars (the “Dollar Debentures”) tendered up to an aggregate purchase price of $650 million and (iii) the capital securities issued by three statutory trusts controlled by SunAmerica Financial Group Inc., a wholly-owned subsidiary of AIG (“SAFG”), that hold junior subordinated debentures issued by SAFG and guaranteed by AIG (the “SAFG Debentures”) and senior debentures originally issued by SunAmerica Inc. and assumed by AIG (collectively, the “SAFG Securities” and, together with the Sterling and Euro Debentures and the Dollar Debentures, the “Securities”), tendered up to an aggregate purchase price of $275 million, in each case at the prices determined as described below. Details of the Securities are listed in the table below. The complete terms of the tender offers are set forth in an offer to purchase, dated today (the “Offer to Purchase”), and the related letter of transmittal (the “Letter of Transmittal”).

The price paid for each series of Securities included in any of the tender offers will be calculated on the basis of the yield to maturity of a reference security plus a spread determined using a modified “Dutch Auction” method, as more fully described in the Offer to Purchase. The Early Participation Date for the tender offers is 5:00 p.m., New York City time, on March 4, 2013, and the Expiration Date is 11:59 p.m., New York City time, on March 18, 2013 (in each case, subject to extension). Acceptance of Securities is subject to proration if any of the tender offers are oversubscribed. The Payment Date will be promptly following the Expiration Date and is expected to be on or about March 19, 2013 for the Dollar Debentures and SAFG Securities and on or about March 20, 2013 for the Sterling and Euro Debentures.

Following consummation of the tender offer for the SAFG Securities, SAFG will cause the trusts to be dissolved and the SAFG Debentures to be distributed to the holders of their capital securities. Securities that are accepted (or the SAFG Debentures distributed in respect thereof) in any of the tender offers will be purchased, retired and cancelled by the relevant issuer.

FOR IMMEDIATE RELEASE

The Securities subject to purchase and other information relating to the tender offers are listed in the table below:

Title of Security and Security Identifier	Issuer	Applicable Call / Maturity Date	Principal or Liquidation Amount Outstanding	Authorized Denomination	Early Participation Amount(1)	Minimum Spread	Maximum/ Base Spread	Reference Security	Reference Page
			(millions)			(basis points)
Sterling and Euro Debentures
8.625% Series A-8 Junior Subordinated Debentures ISIN: XS0365317113 (144A) / XS0365314284 (Reg S)	AIG	May 22, 2018	£527.7	£50,000, and integral multiples thereof	£50	225	275	5.00% UK Gilt Treasury due March 7, 2018	Bloomberg DMO2

8.000% Series A-7 Junior Subordinated Debentures ISIN: XS0365324838 (144A) / XS0365323608 (Reg S)	AIG	May 22, 2018	€750.0	€50,000, and integral multiples thereof	€50	315	365	4.00% German Bunds due January 4, 2018	Bloomberg PXGE

Dollar Debentures
6.25% Series A-1 Junior Subordinated Debentures CUSIP: 026874BE6 ISIN: US026874BE68	AIG	March 15, 2037	$687.6	$100,000, and integral multiples of $1,000 in excess thereof	$50	230	260	2.75% U.S. Treasury Bonds due November 15, 2042	Bloomberg, PX1

8.175% Series A-6 Junior Subordinated Debentures CUSIP: 026874BS5 (Unrestricted) U02687BW7 (Reg S) 026874BR7 (144A) ISIN: USU02687BW75 (Reg S) US026874BR71 (144A)	AIG	May 15, 2038	$4,000.0	$1,000, and integral multiples thereof	$50	250	280	2.75% U.S. Treasury Bonds due November 15, 2042	Bloomberg, PX1

SAFG Securities
8½% Capital Trust Pass- Through Securities CUSIP: 026351BB1 ISIN: US026351BB14	AG Capital II(2)	July 1, 2030	$300.0	$1,000, and integral multiples thereof	$50	230	260	2.75% U.S. Treasury Bonds due November 15, 2042	Bloomberg, PX1

7.57% Capital Securities, Series A CUSIP: 02637VAA6 ISIN: US02637VAA61	AG Institutional Capital A(2)	December 1, 2045	$500.0	$100,000, and integral multiples of $1,000 in excess thereof	$50	260	290	2.75% U.S. Treasury Bonds due November 15, 2042	Bloomberg, PX1

8 1/8% Capital Securities, Series B CUSIP: 02637XAA2 ISIN: US02637XAA28	AG Institutional Capital B(2)	March 15, 2046	$500.0	$100,000, and integral multiples of $1,000 in excess thereof	$50	265	295	2.75% U.S. Treasury Bonds due November 15, 2042	Bloomberg, PX1

5.60% Senior Debentures due July 2097 CUSIP: 866930AG5 ISIN: US866930AG50	SunAmerica(3)	July 31, 2097	$175.0	$1,000, and integral multiples thereof	$50	255	285	2.75% U.S. Treasury Bonds due November 15, 2042	Bloomberg, PX1

(1)	The Total Consideration payable for each £1,000, €1,000 or $1,000 principal or liquidation amount, as applicable, of Securities validly tendered on or prior to the Early Participation Date and accepted for purchase by us includes the Early Participation Amount.
(2)	Guaranteed by AIG.
(3)	All obligations of SunAmerica under the 5.60% Senior Debentures due July 2097 were assumed by AIG in 1999.

This press release, including the following, is qualified in its entirety by the Offer to Purchase, and, where applicable, the Letter of Transmittal.

The following is a brief summary of certain key elements of the planned tender offers:

•

Holders who validly tender and who do not validly withdraw their Securities at or prior to the Early Participation Date, and whose tenders are accepted for purchase, will receive the Total Consideration.

•

Holders who validly tender Securities after the Early Participation Date but at or prior to the Expiration Date, and whose securities are accepted for purchase, will only be eligible to receive the Tender Offer Consideration, which is equal to the Total Consideration less the Early Participation Amount.

•	The cash payable to each holder whose Securities are accepted for purchase by AIG will include a cash payment representing the accrued interest or distributions on those Securities.

FOR IMMEDIATE RELEASE

•

Tenders of Securities may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on March 4, 2013, but not thereafter. AIG reserves the right, but is under no obligation, to increase the maximum amount of the Securities sought in any of the tender offers.

•

Consummation of the tender offers is subject to a number of conditions, including the absence of any adverse legal and market developments. Subject to applicable law, AIG may waive certain conditions applicable to the tender offers or extend, terminate or otherwise amend the tender offers. The offers are not cross-conditioned and AIG may complete all, some or none of the tender offers.

AIG has retained Credit Suisse Securities (USA) LLC, J.P. Morgan and Morgan Stanley as the Joint Lead Dealer Managers, BNP PARIBAS, HSBC, RBC Capital Markets and Standard Chartered Bank as Co-Dealer Managers and ANZ Securities, Lloyds Securities, nabSecurities, LLC, Santander, SOCIETE GENERALE and UniCredit Capital Markets as Junior Co-Dealer Managers, for the tender offers. Global Bondholder Services Corporation is the Information Agent and Depositary for the tender offers. For additional information regarding the terms of the tender offers, please contact: Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect), J.P. Morgan Securities LLC at (866) 834-4666 (toll-free) or (212) 834-2494 (collect) or Morgan Stanley & Co. Incorporated at (800) 624-1808 (toll-free) or (212) 761-1057 (collect). Requests for documents and questions regarding the tendering of Securities may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 470-4100 (for all others toll-free) or +001-212-430-3774 (international), by email at aig@gbsc-usa.com and online at www.gbsc-usa.com/aig.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offers in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offers, constitute forward-looking statements. These statements are not historical facts but instead represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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AIG is the world’s largest insurance organization, serving more than 88 million customers in over 130 countries and jurisdictions around the world. AIG businesses are market leaders in property casualty insurance, life insurance and retirement services, mortgage insurance, and aircraft leasing.

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